Exhibit 10.1

Execution Version

FIFTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 17, 2017, is among SANCHEZ PRODUCTION PARTNERS LP, a Delaware limited partnership (the “Borrower”), the guarantors party hereto (the “Guarantors”), each of the Lenders party hereto, and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”), and relates to that certain Third Amended and Restated Credit Agreement, dated as of March 31, 2015 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”; and as amended hereby, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, and ROYAL BANK OF CANADA, as letter of credit issuer.

WITNESSETH:

WHEREAS, the parties hereto desire to make certain amendments to the Existing Credit Agreement to allow the Borrower to make quarterly distributions under Section 9.04(iii) of the Existing Credit Agreement for the fiscal quarter ended March 31, 2017 and for the fiscal quarter ending June 30, 2017, notwithstanding that the unused borrowing capacity at the time of such distributions may be less than 10% of the Loan Limit; and

WHEREAS, the parties hereto desire to make certain additional amendments to the Existing Credit Agreement to incorporate customary European Union Bail-In provisions.

WHEREAS, Section 12.02 of the Existing Credit Agreement provides that the Borrower and the Lenders may amend the Existing Credit Agreement and the other Loan Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.      Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.      Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)      Section 1.02 of the Credit Agreement is hereby amended by inserting the following defined terms therein in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)      Section 1.02 of the Credit Agreement is hereby amended by:

(i)      amending the defined term “Defaulting Lender” therein to replace the word “or” immediately before clause (d) therein with a comma, and adding a new clause (e) therein immediately after clause (d) therein to read as follows:

“(e)      has become the subject of a Bail-In Action;”; and

(ii)      changing the reference to “(d)” in the last sentence therein to “(e)”.

(c)      Section 2.10(b) of the Credit Agreement is hereby amended by replacing the reference to “clause (a),(b), or (d)” therein with “clause (a), (b), (d) or (e)”.

(d)      Section 7.23 of the Credit Agreement is hereby amended by adding the following proviso at the end of clause (b) therein, as follows:

“provided however, that the foregoing shall not apply to any quarterly cash distributions made by the Borrower for the fiscal quarter ending March 31, 2017 (to be paid on or before May 31, 2017) or for the fiscal quarter ending June 30, 2017 (to be paid on or before August 31, 2017),”

(e)      Section 9.04 of the Credit Agreement is hereby amended by amending and restating clause (iii) therein to read as follows:

“(iii) so long as (A) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom (after giving effect to such dividend or distributions and any redetermination of the Borrowing Base as a result of such dividend) and (B) the Borrower would have unused borrowing capacity that can be accessed under this Agreement in an amount not less than 10% of the amount of the Loan Limit in effect at such time, the Borrower may declare and pay, or incur a liability to make, quarterly cash distributions in an amount equal to Available Cash (provided that subclause (B) shall not apply to any quarterly cash distributions made by the Borrower for the fiscal quarter ending March 31, 2017 (to be paid on or before May 31, 2017) or for the fiscal quarter ending June 30, 2017 (to be paid on or before August 31, 2017)),”

(f)      Article XII of the Credit Agreement is hereby amended by inserting a new Section 12.19 therein immediately after the existing Section 12.18, as follows:

“Section 12.19      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)      the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)      the effects of any Bail-in Action on any such liability, including, if applicable:

(i)      a reduction in full or in part or cancellation of any such liability;

(ii)      a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or  a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)      the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

Section 3.      Ratification.  Except as expressly amended, modified or waived herein, each of the Borrower and the Guarantors hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and all references to the Credit Agreement, the Mortgages and the Notes in any of the Loan Documents shall be deemed to be references to the Credit Agreement, the Mortgages and the Notes as amended, modified or waived hereby.

Section 4.      Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)      the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Collateral Agent, the Borrower, the Guarantors and the Majority Lenders;

(b)      the Borrower and each Guarantor shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment the Borrower and each Guarantor do hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited partnership or limited liability company action, as applicable, on the part of the Borrower or such Guarantor, as applicable, (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower or such Guarantor, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties of the Borrower or such Guarantor, if any, set forth in the Credit Agreement and in each other Loan Document to which it is a party, shall be true and correct on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall have been true and correct as of such specified earlier date, (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (v) since December 31, 2014, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect; and

(c)      the Borrower shall have paid all agreed fees to the extent due and payable in connection with this Amendment and paid or reimbursed the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of this Amendment, in each case, to the extent provided in Section 12.03 of the Credit Agreement.

Section 5.      Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.      Miscellaneous.

(a)      On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

(b)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower  or any Guarantor or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)      Each of the Borrower and each Guarantor represents and warrants that as of the date hereof (i) it has the limited partnership or limited liability company power and authority to execute, deliver and perform the terms and provisions of this Amendment, has taken all necessary limited partnership or limited liability company action to authorize the execution, delivery and performance of this Amendment, delivery and performance of this Amendment does not and will not contravene the terms of the Borrower’s or such Guarantor’s, as applicable, organizational documents; (ii) it has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower or such Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); (iii) no Default or Event of Default has occurred and is continuing; and (iv) no action, suit, investigation or other proceeding is pending or threatened before any arbitrator or Governmental Authority seeking to restrain, enjoin or prohibit or declare illegal, or seeking damages from the Borrower in connection with this Amendment or which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 7.      Severability.  Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid.

Section 8.      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Lenders, the Issuer, the Borrower and each Guarantor and their respective successors and assigns.

Section 9.      Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronically by .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.      Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment or any other Loan Document.

Section 11.      Integration.  This Amendment represents the final agreement of the Borrower, each Guarantor, the Collateral Agent, the Administrative Agent, the Issuer, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, any Guarantor, the Administrative Agent, the Collateral Agent, the Issuer, nor any Lender relative to subject matter hereof not expressly set forth or referred to herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

SANCHEZ PRODUCTION PARTNERS LP, as Borrower

By:	SANCHEZ PRODUCTION PARTNERS
GP LLC, its general partner

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

CEP MID-CONTINENT LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

NORTHEAST SHELF ENERGY, L.L.C.,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

MID-CONTINENT OILFIELD SUPPLY, L.L.C.,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

SEP HOLDINGS IV, LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

CATARINA MIDSTREAM, LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

SECO PIPELINE, LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and the Issuer

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

CIT BANK, N.A. (f/k/a OneWest Bank, N.A.),
as a Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Managing Director

COMPASS BANK,
as a Lender

By:
Name:
Title:

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

COMERICA BANK,
as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ING CAPITAL LLC,
as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director